A special meeting of shareholders (the “Meeting”) of the City National Rochdale Emerging Markets Fund (the “Previous Fund”) was held on May 9, 2018. The matters voted on by the shareholders of record as of February 28, 2018 and the results of the vote at the shareholder meeting held May 9, 2018 are as follows:

To approve an Amended and Restated Agreement and Plan of Reorganization (the “Plan”) among the Trust, on behalf of the Previous Fund, Fiera Capital Series Trust (“FCST”), an open-end management investment company organized as a Delaware statutory trust, on behalf of Fiera Capital Emerging Markets Fund (the “New Fund”), a new series of FCST, CNR and Fiera Capital Inc., providing for: (a) the acquisition of all of the assets of the Previous Fund by the New Fund in exchange for Investor Class shares and Institutional Class shares of the New Fund and the New Fund’s assumption of all of the Previous Fund’s liabilities as described in the Plan; (b) the distribution of each such class of shares pro rata to the holders of the corresponding class of shares of the Previous Fund in redemption of their Previous Fund shares; and (c) the liquidation and termination of the Previous Fund (the “Reorganization”).

City National Rochdale Emerging Markets Fund

Affirmative	Against	Abstain

24,573,434	18,536	91,873